                                                                   EXHIBIT 10.11


                       CONFIDENTIAL TREATMENT REQUESTED
                 CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE
       BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                     [Logo of Joseph W. Ciatti Co., Inc.]

                   42 Miller Avenue  Mill Valley  CA  94941
                    Phone (415) 388-8301 FAX (415) 388-0528


                                               REVISION
                                               Order Confirmation #12847
                                               Dated May 15, 1997
                                               Revision Date: June 3, 1997


 Seller:  Bronco Wine Company
          P0 Box 789
          Ceres, CA 95307


 Buyer:   Beringer Wine Estates
          PO Box 111
          St. Helena, CA 94574


             FIVE YEAR EVERGREEN CONTRACT FOR WHITE ZINFANDEL WINE
                                   FROM LODI
                                   1997-2001

          1997                        ***
          1998
          1999
          2000
          2001

 1.       This contract supersedes the following Lodi contracts:
          NEW FIVE YEAR EVERGREEN CONTRACT FOR WHITE ZINFANDEL FROM LODI, Order Confirmation #9029, dated January 27, 1995;
          SIX YEAR EVERGREEN CONTRACT FOR WHITE ZINFANDEL FROM LODI, Order Confirmation #10291, dated October 26, 1995;
          SIX YEAR EVERGREEN CONTRACT FOR WHITE ZINFANDEL FROM LODI CONTRACT III, Order Confirmation #10480, dated October 25, 1995; and
          FIVE YEAR EVERGREEN CONTRACT FOR WHITE ZINFANDEL FROM LODI, Order Confirmation #11478, dated June 24, 1996
 2.       Processing charge for tank pressing and arrested fermentation:

          1997 through 1998           ***
          1999 through 2001, and any Evergreen years

 ***[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]

                     [Logo of Joseph W. Ciatti Co., Inc.]
                    42 Miller Avenue  Mill Valley  CA 94941
                    Phone (415) 388-8301 FAX (415) 388-0528



Bronco Wine Company/Beringer Wine Estates
Order Confirmation #12847
Page 2


3. ***. If the White Zinfandel grape price is a verbal agreement between Bronco Wine Company and M & R Packing, Bronco Wine Company will, in writing, contact Beringer Wine Estates reporting the grape price and tonnage on each given year. If there are any changes in tonnages and pricing made during or after each crush year, Bronco Wine Company, in writing, will notify Beringer Wine Estates. If there is a written agreement between Bronco Wine Company and M & R Packing, Bronco Wine Company will submit the written agreement to Beringer Wine Estates.
4. ***.
5. Finished White Zinfandel Wine.
6. Insurance on wine to be carried by Beringer Wine Estates.
7. Purchase contingent upon approval of samples.
8. Free storage until August 1 of the following crush year.
9. Terms for Grapes and Processing:
   I.  Cash
       A. The first payment is equal to 1/3 of the purchase price and is due upon approval of each tank or lot sampled, but not earlier than October 1 and not later than October 31.
       B. The second payment is equal to 1/3 of the purchase price and is due on November 1.
       C. The third payment is equal to 1/3 of the purchase price and is due on December 1.
  II. Extended payment option with interest - At the buyer's option, the second and third payments may be extended until January 15 as provided below:
       A. The first payment is equal to 1/3 of the purchase price and is due upon approval of each tank or lot sampled, but not earlier than October 1 and not later than October 31.
       B. The second payment is due on January 15 and will include interest at the prevailing Wells Fargo Bank prime rate plus 1.0%. The payment will be for the 2/3 of the purchase price from November 1 to January 15 plus interest calculated on 1/3 of the purchase price from December
          ----
          1 to January 15.

       Adjustment: Any adjustment shall be paid by either party on April 1 of
       ----------
       the year following the crush year.
10. White Zinfandel Wine to be based on standards worked out between Bronco Wine Company and Beringer Wine Estates and Beringer Wine Estates' Processing Parameters.
11. Any assessments on grapes or wine from marketing orders or government mandated charges that relate to this contract will be paid by Beringer Wine Estates at the time the assessment payment is due.

 ***[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]

                     [Logo of Joseph W. Ciatti Co., Inc.]
                    42 Miller Avenue  Mill Valley  CA 94941
                    Phone (415) 388-8301 FAX (415) 388-0528


Bronco Wine Company/Beringer Wine Estates
Order Confirmation #12847
Page 3



12. Evergreen Clause: The initial term of this agreement shall be for the period commencing with the 1997 harvest through the 2001 harvest and shall continue thereafter unless terminated as herein after provided. Either party may terminated this agreement for any reason, advising the other party prior to February 1 of any year of such desire to terminate, provided however, that such notice shall not be given prior to January 1, 2000. In the event of a notice to terminate, the agreement shall continue for the following two (2) harvests.


BRONCO WINE COMPANY
-------------------




Signed by /s/ Fred Franzia                              6/17/97
         _______________________________________________________________
         Fred Franzia                                     Date



BERINGER WINE ESTATES
---------------------



Signed by /s/ Martin Foster                             6/5/97
         _______________________________________________________________
         Martin Foster                                   Date

                                  ADDENDUM A
                                  ----------


All references to "wine" contained herein shall be deemed to include wine and/or juice, as applicable.

Compliance with Laws Seller warrants that (a) Seller and its agents and
--------------------
employees shall fully comply with all applicable federal, state and local laws and regulations (collectively, "Laws") in the course of performing the services (including farming practices) under this Agreement and delivering the wine pursuant hereto, and (b) all wine, and the grapes from which the wine is made, shall fully comply with all applicable Laws. Any breach or alleged breach of the foregoing warranties shall entitle Wine World to immediately terminate this Agreement.

Warranty of Exclusive Sale/Title & Encumbrances  Seller represents that it has
-----------------------------------------------
not sold or contracted to sell to anyone else the wine sold to Wine World hereunder, and that said wine is now and will be kept free of any and all liens and encumbrances except as may be secured for crop financing and/or working capital with Seller's lender.

Indemnification   Seller  shall  indemnify and hold Wine World harmless from all
---------------
claims, demands, actions and causes of action, and all expenses, including without limitation, attorneys' fees, investigation expense and court costs, resulting from Seller's performance of, or failure to perform, services pursuant to this Agreement (including any breach of warranty or representation by Seller), including without limitation all costs and expenses incurred in connection with Seller's performance (or failure to perform) resulting in the recall or market withdrawal of all or any of the wine delivered pursuant hereto, whether voluntary or involuntary and however denominated or classified, where such market withdrawal or product recall is deemed prudent by Wine World in accordance with reasonable business practice or ordered by a court or
governmental agency of competent jurisdiction.   The provisions of this
paragraph shall survive any termination of this Agreement.

Arbitration  In case of any dispute or disagreement arising out of or connected
-----------
with this agreement or the breach thereof, the parties hereto hereby agree to submit said dispute or disagreement to the American Arbitration Association ("AAA") in San Francisco, California for a resolution within 120 days after submission thereof to a single arbitrator. The parties hereto agree that AAA shall select a single arbitrator to arbitrate any such matter. Any decision or award by said arbitrator shall be binding, and except in cases of gross fraud or misconduct by the arbitrator, the decision or award rendered with respect to such dispute or disagreement shall not be appealable. In addition, the prevailing party in such an arbitration proceeding shall be entitled to recover its attorney's fees, all reasonable out-of-pocket costs and disbursements, as well as any and all charges which may be made for the cost of the arbitration and the fees of the arbitrator. The provisions of this paragraph shall survive any termination hereof.

Entire Agreement  This Addendum A and the Agreement to which it is attached
----------------
contain the entire understanding off the parties regarding he subject matter.

                     [Logo of Joseph W. Ciatti Co., Inc.]
                    42 Miller Avenue  Mill Valley  CA 94941
                    Phone (415) 388-8301 FAX (415) 388-0528



                                  ADDENDUM B
                                  ----------


Technical Standards
-------------------

1. All wine to be 100% Lodi Appellation and 98% Zinfandel varietal unless concentrate is added to adjust brix.

2.   Buyer desires grapes which achieve maturity with a range of 18.0 brix to
     20.5 brix, with an average optimal grape maturity of 19.0 brix.

3. Wine Technical Specifications:
   -----------------------------

       * Alcohol
         -individual lot range: 9.0 minimum, 10.5 maximum
         -average of all lots: 9.5 target

       * Residual Sugar
         -individual lot range: 2.5 minimum, 3.0 maximum
         -average of all lots: 2.8 target

     Goal is to have the above specifications met without concentrate or high proof additions.

4. Seller will advise buyer and buyer must provide approval before any high proof or concentrate additives are added to the juice or wine. Seller will pay costs of materials and processing for any additions necessary to achieve targeted technical specifications.

5. Seller agrees to provide buyer's representative with reasonable access to winery records, grape weight tags, juice and wine samples, processing records, processing equipment and storage tanks including crushing, pressing, fermentation and storage facilities as well as vineyards designated or potentially designated for fulfilling buyer's contract.

6. Finished White Zinfandel wine will be heat stabilized, cold stabilized, and powder filtered unless buyer agrees to accept wine "unfinished" or "partially unfinished".

7. Any other technical standards to be agreed upon by Bronco Wine Company and Beringer Wine Estates.